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JPM SMid Cap Conference
J.P. Morgan SMid Cap Conference
December 3, 2010
EXHBIT 99.1

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Important Note to Investors
James P. Torgerson
President and Chief Executive Officer, UIL Holdings Corporation
Richard J. Nicholas
Executive Vice President and Chief Financial Officer, UIL Holdings Corporation
Safe Harbor Provision
Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities
Litigation Reform Act of 1995). These include statements regarding management's intentions, plans, beliefs, expectations or forecasts for the future including, without limitation, UIL's expectations with respect to the benefits, costs and other anticipated financial impacts of the gas company acquisition transaction; future financial and operating results of the corporation; and the corporation’s plans, objectives, expectations and intentions with respect to future operations and services. Such forward-looking statements are based on the corporation's expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity, gas and other products and services, changes in financial markets, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, timing, markets, products, services and prices of the corporation's subsidiaries. Examples of such risks and uncertainties specific to the transaction include, but are not limited to the possibility that the expected benefits will not be realized, or will not be realized within the expected time period. The foregoing and other factors are discussed and should be reviewed in the corporation's most recent Annual Report on Form 10-K and other subsequent periodic filings with the Securities and Exchange
Commission. Forward-looking statements included herein speak only as of the date hereof and the corporation undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.
Reconciliation of Non-GAAP Financial Measures
Financial measures highlighted in this presentation may be considered non-GAAP financial measures such as Earnings Before Interest Expense,
Income Tax, Depreciation and Amortization (“EBITDA”), Adjusted EBITDA and Adjusted Net Income. Comparable GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures are available in the Appendix to this presentation.

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Today’s Topics
➢ YTD Accomplishments
➢ Gas Companies - Acquisition, Integration & Outlook
➢ Near-term Capital Expenditures Forecast
➢ Electric Base 10-year Capital Expenditure Forecast
➢ NEEWS
➢ Gas Base 2011 Capital Expenditure Forecast
➢ GenConn
➢ Near-term Average Rate Base Forecast
➢ UI Transmission Growth
➢ Near-term Debt Maturities & Liquidity Profile
➢ 2010 Earnings Guidance
➢ Looking Forward to 2011

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UIL - Corporate Structure
› Service territory: 335 sq
 miles
› ~324,000 customers
› 1,066 employees
› Allowed Distribution ROE
 of 8.75%
› Allowed ’09 Transmission
 ROE (composite) of 12.52%
› 50% interest in GenConn
 Energy LLC
The United Illuminating
Company (UI)
Note: (1) Includes 10 basis point penalty reduction
UIL Holdings
Corporation
Service Area Key
SCG
CNG
UI
Berkshire
Overlapping Territory
› Service territory: 716 sq
 miles in Greater Hartford-
 New Britain area and
 Greenwich
› ~158,000 customers
› 341 employees
› 2,011 miles of mains with
 ~124,000 services
› 2009 rate case allowed ROE
 of 9.31% (1)
Connecticut Natural Gas
(CNG)
› Service territory: 738 sq
 miles in Western MA
 including Pittsfield and
 North Adams
› ~35,000 customers
› 127 employees
› 738 miles of mains
› Allowed ROE of 10.50%
Berkshire Gas Company
(Berkshire)
› Service territory: 512 sq
 miles from Westport, CT to
 Old Saybrook, CT
› ~173,000 customers
› 324 employees
› 2,269 miles of mains with
 ~131,000 services
› 2009 rate case allowed ROE
 of 9.26% (1)
Southern Connecticut Gas
(SCG)

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Investment Highlights
Attractive Dividend
(5.8% Yield) (2)
› Current annual dividend of $1.728 per share
› Core regulated earnings combined with the enhanced cash flow and expected earnings per share accretion from the acquisition provide continued support for UIL’s dividend
Visible Regulated
Growth
Opportunities
› Approximately $2.1B of regulated electric capital investment in The United Illuminating
 Company (UI) 10-year plan
 » UI 5-year Rate Base CAGR of 8.2% (9.4% including equivalent GenConn rate base) (1)
 » Includes $0.6B of highly attractive transmission projects
› Approximately $316M of regulated gas distribution capital investment over the 5 year period 2011 - 2015
Conservative
Financial Strategy
› Maintenance of investment grade credit ratings is an important objective
FERC-Regulated
Electric
Transmission
› 2009 earned composite return on equity of 12.52%
› Proven ability to partner reaching beyond service territory
› New England renewable portfolio standards driving need for major transmission build
Attractive Regulated
Electric and Gas
Utility
› Proven ability to earn allowed electric return
› Highly experienced with Connecticut regulatory proceedings
› Constructive long-term rate plan for Berkshire in Massachusetts
Note: (1)  CAGRs calculated based on annual average rate base from 2010 - 2015, excluding Gas Companies
 (2) Based on share price of $29.55 as of November 29, 2010

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(1) The revenue decoupling mechanism was allowed to continue until the Department issues its final ruling in 2011 on the evaluation of this adjustment mechanism.
YTD Accomplishments/Milestones
✓ Transformative Acquisition of Three Gas Companies
✓ Successful Execution of Financing Plan
✓ Executing on 10-year Capital Expenditure Plan
✓ GenConn Devon is Operational
✓ Collaborating on CT Portion of New England East West
 Solution Projects
✓ Continued Enhancement of UI’s Smart System
✓ Continuation of Revenue Decoupling (1)

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UIL Becomes A Stronger, More Diverse Energy Company
Acquisition of SCG, CNG & Berkshire
 Closed on Acquisition on November 16, 2010
 › $1.296B less net debt of approximately $331.1M and a preliminary working capital adjustment of approximately $47M, resulting in cash consideration at closing of approximately $917.9M
 » Cash consideration at closing greater than prior estimate of $885M due to:
 ▶Lower level of debt reflected prior principal payments of $43.8M on long-term debt
 ▶$38.9M of additional cash generated by Gas Companies
 ▶Working capital adjustment primarily from a seasonal decrease of $45.7 million in accounts receivable
 Financings
 › $501.5M net proceeds equity financing completed on 9/22
 › $442.9M net proceeds 4.625% UIL senior unsecured debt issued on 10/7
 › UIL $400M Credit Facility with Operating Co. sub-limits finalized on 11/17
 Working diligently through transition and integration plan

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2011 Will Be A Transition Year - Financially and Operationally
Integration of SCG, CNG & Berkshire
 Implementing Transition Plan
 › Day 1 focus during planning phase paid off with no significant Day 1 issues encountered
 › Turning our attention to internalizing the Transition Services Agreement (TSA)
 » Support services such as Information Technology, Finance and Human Resources provided at cost by Iberdrola, USA with the ability to terminate any service given 90 days notice
 › Internalizing of TSA will be phased in throughout 2011 with the goal to be completely off of the TSA by the end of 2011 or sooner

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Gas Companies Outlook Beyond 2011
 Realizing Savings Opportunities - Quantified
 › 2009 allocated corporate overheads, support costs and shared services totaled
 $23M at the gas LDCs
 » Opportunity to realize savings of roughly half of the allocated amount is expected to help the LDCs earn their allowed return in 2012
 Additional Savings Opportunities - Not Quantified
 › Operational savings relating to overlapping electric and gas service territories
 » Approximately 130,000 shared customers between UI and SCG
 » Billing, Metering, Postage, Customer and Field Services
 › Operational savings relating to best practices and process improvements
 » UIL will look to apply the best practices employed at each operating company across all of its operating companies and will be opportunistic in implementing process improvements to capture additional savings
 Gas Conversion Opportunities - Not Quantified
 › Current penetration off the mains approximately 60-65%
 › Marketing efforts to be reviewed and potentially expanded

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Total Capex ($M)
2011P - 2015P
Electric Distribution
$695
Electric Transmission
321
Gas Distribution (1)
GenConn
316
63
UIL (Total)
$1,395
UIL Near-Term Regulated Capital Investment
($M)
Identified Projects With Clear Need
Electric
Distribution
GenConn
Electric
Transmission
Gas Distribution
Note: (1)  Gas Distribution projected capex provided by Iberdrola, USA prior to closing on the acquisition.
Amounts may not add due to rounding.
20%
27%
53%
18%
17%
48%
24%
17%
59%
27%
20%
53%
25%
27%
48%
17%
23%
34%
43%

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Note:  (1) Gas Distribution projected capex provided by Iberdrola, USA prior to closing on the acquisition.
* Gas Distribution projected capex provided by Iberdrola, USA
** Equity investment - Devon plant now operating, Middletown expected operation June 2011.
Amounts may not add due to rounding.
 Explanations to Previous Plan
 › Distribution
 » 2 additional substation rebuilds
 » Increases in IT related/Core
 Support

7%
10%
8%
Identified projects with clear need and regulatory support
 › Transmission
 » Timing and amount of NEEWS
 investments
 » 2 additional substation rebuilds
($ in millions)
Base 10-yr CapEx Forecast

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Electric Transmission Investments
Electric Distribution Investments
Electric Base 10-Year T&D Capital
Investment Program
2010P - 2019P: $1,366M
2010P - 2019P: $593M
Capacity
$320M
Aging
Infrastructure
$547M
System
Operations
$130M
Core Support
$369M
Note: (1)  Includes $117M of GenConn capital expenditures
Amounts may not add due to rounding.
Approximately $2.1B (1) of Regulated Electric Investment in Base Program for 2010P - 2019P

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UI Transmission - Participation in NEEWS
 » UI’s portion - increased to the greater
 of $69M or 8.4% of CL&P’s costs for
 the CT portions
UI’s Investment increased from
$60M to $69M
* Based on NU's projection as of 10/31/10 of UI's Investment in CL&P's portion of the NEEWS Projects.

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2011P Gas LDC Investments
2011P Gas Distribution Investments
Gas Base 2011 Distribution Capital
Investment Details
2011P: $63M
Replacement & Reliability
$29M
New Business
$14M
Meters &
Regulators
$8M
System
Improvements
$5M
Approximately $316M of Regulated Gas Investment in Base Program for 2011P - 2015P
Fleet
$4M
Other Core Support
$5M
($ in millions)
SCG
CNG
Berkshire
New Business
 Replacement & Reliability
13

14

2

 Meters and Regulators
3

3

1

 System Improvements
2

1

2

Fleet
2

2

0

 Other Core Support
1

2

2

Total
Amounts may not add due to rounding.

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Devon Facility
› Operating
› Contractual requirements met on
 9/10/10
Middletown Facility
› 84.5% complete as of week ending 12/4
› Expected to be operational in June 2011
50/50 Joint Venture between UI and NRG
UI GenConn Energy

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Near-Term Average Rate Base Profile
(Excluding GenConn Equity Investments)
($M)
48%
40%
12%
29%
21%
5%
35%
3%
41%
Attractive Rate Base Growth Even With a Declining CTA Balance
1%
23%
38%
38%
39%
45%
21%
38%
23%
37%
40%
23%
* Gas Distribution rate base projections provided by Iberdrola, USA prior to closing on the acquisition.
Amounts may not add due to rounding.
Electric
Distribution
CTA
Gas Distribution*
Electric
Transmission

UI’s 50% Share ($M):  2010P 2011P 2012P 2013P 2014P 2015P
Avg. GenConn RB Equivalent
$147
Avg. GenConn Equity “Rate Base”
$74
$175
$88
$166
$83
$185
 $92
$51
$25
$158
$79

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Electric Transmission Growth
Renewable Requirement, Potential Solution
Need Statement
Potential Solution
› Renewable Portfolio Standard (RPS)
 Requirement is ~3x current renewables level
› CT requirement is > than UI’s entire load
› Gap will likely be filled by renewables remote
 from load
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Assessment
Governors’ Blueprint, ISO-NE Study
› Significant Transmission build-out indicated
› Potential $7B - $10B range, could be higher or
 lower to satisfy a 4,000 - 12,000 MW need
› Cost to New England likely to be significantly
 less than importation of midwestern wind
North-South
Interface:
80% of NE
electric load is
below this line

Vast majority of
potential onshore
renewables (wind)
are in northern NE
Collaborative effort between UI, NU, NSTAR and
 NGrid to research and develop potential
 solutions to the region’s RPS requirements

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UI Equity Bridge Loan
Other
Liquidity outlook
 Short-term
 › UIL & Operating Companies $400M joint credit facility
 » Established on 11/17/10
 » Full amount available to UIL with sub-limits for Op. Cos.
 › No outstanding balance as of 9/30/10 under UIL
 uncommitted money market loan facility
 › $61.2M borrowed as of 9/30/10 under $66.0M GenConn
 Middletown equity bridge loan at UI
 » UI must pay off the outstanding balance on the commercial operation date of the Middletown facility in 2Q ’11
 » The equity bridge loan in the amount of $55.5M for the
 Devon facility was repaid in the 3Q ’10
 Long-term
 › UIL Issued $450M 10-year senior unsecured 4.625% notes on
 10/7/10
 »  $49.3M of UIL long-term debt at the holding company maturing in
 February 2011 covered by recent UIL debt offering
 › UI closed on $100M 30-year 6.09% Private Placement Debt
 on 7/27/10
Solid liquidity position enabling future CapEx plans
Near-Term Debt Maturities
($M)
*
Notes: All 2010 debt maturities have either been remarketed or repaid
* To be remarketed
Amounts may not add due to rounding.
Debt Maturity and Liquidity Profile

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Guidance Assumptions
2010 Earnings Guidance as of November 1, 2010
› Better than anticipated Distribution, CTA &
 Other earnings performance for first nine
 months of 2010 with updated projections for 4Q
 ’10 O&M expenses
› Increase in Transmission Allowance for Funds
 Used During Construction
› Earnings impact from a delay in GenConn
 Devon achieving commercial operation
› UIL Corporate updated to reflect tax rate true-
 ups

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Looking Forward to 2011
› Gas companies acquisition
 » Transition year - work through Transitional Services Agreement
› Driving to earn allowed returns on all regulated businesses
› Continual management of O&M expenses
› Executing on capital expenditure plan à realizing rate base growth
› GenConn Middletown scheduled to be operational June 2011

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Attractive Dividend
› UIL has paid a consecutive quarterly dividend for over 100 years (1)
› Dividend has been set at current annual level of $1.728 per share for more than 14 years
› Management is focused on maintaining the dividend and reducing the payout ratio over time through earnings growth
Note: (1) Refers to UIL and UI

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Investment Highlights
Attractive Dividend
(5.8% Yield) (2)
› Current annual dividend of $1.728 per share
› Core regulated earnings combined with the enhanced cash flow and expected earnings per share accretion from the acquisition provide continued support for UIL’s dividend
Visible Regulated
Growth
Opportunities
› Approximately $2.1B of regulated electric capital investment in The United Illuminating
 Company (UI) 10-year plan
 » UI 5-year Rate Base CAGR of 8.2% (9.4% including equivalent GenConn rate base) (1)
 » Includes $0.6B of highly attractive transmission projects
› Approximately $316M of regulated gas distribution capital investment over the 5 year period 2011 - 2015
Conservative
Financial Strategy
› Maintenance of investment grade credit ratings is an important objective
FERC-Regulated
Electric
Transmission
› 2009 earned composite return on equity of 12.52%
› Proven ability to partner reaching beyond service territory
› New England renewable portfolio standards driving need for major transmission build
Attractive Regulated
Electric and Gas
Utility
› Proven ability to earn allowed electric return
› Highly experienced with Connecticut regulatory proceedings
› Constructive long-term rate plan for Berkshire in Massachusetts
Note: (1)  CAGRs calculated based on annual average rate base from 2010 - 2015, excluding Gas Companies
 (2) Based on share price of $29.55 as of November 29, 2010

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Q&A

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Appendix

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Acquisition of SCG, CNG and Berkshire
Description
✓ Acquisition of three regulated gas LDCs owned by Iberdrola USA with approximately 366,000 customers(1) completed on November 16, 2010
 » Southern Connecticut Gas - 173,000 customers(1)
 » Connecticut Natural Gas - 158,000 customers(1)
 » Berkshire Gas Company - 35,000 customers(1)
Purchase Price
› $1.296B less net debt of approximately $331.1M and a preliminary working capital adjustment of approximately $47M, resulting in cash consideration at closing of approximately $917.9M, subject to post closing adjustments
Tax Treatment
Financing Plan
✓ Completed $524M equity issuance, 20.355 million shares @ $25.75
✓ Issued $450M of 4.625%UIL Holdings senior unsecured debt
Note: (1) As of 6/30/10.
› UIL expects to realize transaction related tax benefits of approximately
 $135M on a net present value basis (19 year schedule)
 » Front-end loaded with over half of the expected benefits realized in the first six years following closing due to accelerated tax depreciation on the majority of the tax write-up
 » $20M of cash tax benefit expected in the first year following closing (2011)
Status Update
✓ Connecticut Department of Public Utility Control (DPUC) à filed 7/16;
  hearings concluded; draft decision 10/27, final decision 11/10
✓ Massachusetts Department of Public Utilities (DPU) à 8/31 ruling stating
✓ DPU approval not required under Massachusetts law à 9/20 Massachusetts
 AG filed motion for reconsideration àUIL/Iberdrola joint response filed 10/4
✓ HSR (Hart-Scott-Rodino) à expired without comment
✓ No shareowner vote required

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› Connecticut Department of Public Utility Control (DPUC)
› Distribution currently operating under 2 year rate plan with full revenue decoupling pilot*
› Allowed ROE of 8.75%, based on a capital structure of 50.0% equity

› Federal Energy Regulatory Commission (FERC)
› Transmission trued up on an annual basis to allowed composite ROE based on FERC approved formula rate
› 2010 composite ROE of approximately 12.4%-12.5%, based on a capital structure of 50.0% equity

› DPUC Contracts for Differences with CL&P (subsidiary of Northeast Utilities) and cost sharing agreement (80% CL&P /
 20% UI)
› Allowed ROE has a lifetime floor of 9.75% based on a capital structure of 50.0% equity

› Connecticut Department of Public Utility Control (DPUC)
› 2009 Rate Case decision is under appeal and has been stayed pending determination of the appeal
› Currently operating under old rates with embedded overearnings credit - new rates per rate case virtually the same as old rates currently in place
› Allowed ROE of 9.26%, based on a capital structure of 52.0% equity

› Massachusetts Department of Public Utilities (DPU) › 10 year constructive rate plan expiring 1/31/12 › Rates adjusted annually based on inflation and other factors
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Regulatory Overview
Distribution
Transmission
(1) The revenue decoupling mechanism was allowed to continue until the Department issues its final ruling in 2011 on the evaluation of this adjustment mechanism.
› Connecticut Department of Public Utility Control (DPUC)
› 2009 Rate Case decision is under appeal and has been stayed pending determination of the appeal
› Currently operating under old rates with embedded overearnings credit - new rates per rate case virtually the same as old rates currently in place
› Allowed ROE of 9.31%, based on a capital structure of 52.5% equity

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	2009			9 Months Ended Sept 30, 2010
($M)	UIL	Target	Pro Forma (1)	UIL	Target	Pro Forma (1)
Gross Margin	$563	$323	$887	$469	$236	$706
Adjusted EBITDA (2)	$220	$128	$348	$176	$97	$286
Adjusted Net Income (2)	$54	$37	$79	$42	$29	$70
Average Basic Shares Outstanding (000s)	28,027		48,382	30,743		50,427
Adjusted Net Income per Basic Share	$1.94	NA	$1.62	$1.38	NA	$1.39
Long-Term Debt, Excluding Current Portion				$715	$348	$1,509
Summary Pro Forma Financials
Note: (1)  $446M of debt acquisition financing with 4.625% coupon, and $524M of equity acquisition financing issued at September, 22, 2010 price of $25.75; does not include any expected savings
 (2) Non-GAAP financial measure. For a reconciliation to net income on next 2 slides.
Amounts may not add due to rounding.

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Net Income to Adjusted EBITDA Reconciliation
	UIL Holdings		Target		Pro Forma
($M)	FY 2009	9 Months Ended Sep 30, 2010	FY 2009	9 Months Ended Sep 30, 2010	FY 2009	9 Months Ended Sep 30, 2010
Net Income (GAAP)	$54	$42	$25	($240)	$67	($199)
Adjustments
Interest Expense, Net	$40	$33	$35	$25	$95	$73
Income Tax Expense	33	32	4	16	29	46
Depreciation and Amortization	98	83	46	35	144	118
Other Deductions / (Income)	(6)	(14)	(3)	(6)	(8)	(20)
One-Time Adjustments
Goodwill Impairment	$-	$-	$-	$271	$-	$271
Workforce Separation Costs	-	-	2	(2)	2	(2)
Expenses Related to Retirement and Insurance Plans	-	-	13	(2)	13	(2)
Expense Allocations from Parent and Miscellaneous Items	-	-	6	-	6	-
Total Pre-tax Adjustments	$166	$133	$103	$337	$281	$485
Adjusted EBITDA	$220	$176	$128	$98	$348	$286
Amounts may not add due to rounding.
Source: Adjustments based on notes in audited financial statements and financials provided by Iberdrola USA management.

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Adjusted Net Income Reconciliation
	UIL Holdings		Target		Pro Forma
($M)	FY 2009	9 Months Ended Sep 30, 2010	FY 2009	9 Months Ended Sep 30, 2010	FY 2009	9 Months Ended Sep 30, 2010
Net Income (GAAP)	$54	$42	$25	($240)	$67	($199)
One-Time Adjustments
Goodwill Impairment	$-	$-	$-	$271	$-	$271
Workforce Separation Costs	-	-	1	(1)	1	(1)
Expenses Related to Retirement and Insurance Plans	-	-	7	(1)	7	(1)
Expense Allocations from Parent and Miscellaneous Items	-	-	4	-	4	-
Total After-tax Adjustments	$-	$-	$12	$269	$12	$269
Adjusted Net Income	$54	$42	$37	$29	$79	$70
Amounts may not add due to rounding.
Source: Adjustments based on notes in audited financial statements and financials provided by Iberdrola USA management.

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GenConn Energy LLC
 › 50/50 debt/equity
 Status
 › On 7/30/10, the 2011 revenue requirement
 application for both the Devon and
 Middletown facilities was filed with the DPUC
 › Final regulatory review of construction costs
 will be part of 2013 revenue requirement
 proceeding
Financing

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 Explanations
 › Updated accumulated deferred income tax rate base offsets to reflect the extension of the 50% bonus depreciation election
 › Rate base impact from updated capital expenditure projection
GenConn Avg Equity Rate Base 2010 - 2015
Current Forecast vs. Previous (EEI) Forecast Bridge

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Connecticut RPS Requirements
(Percentage of Retail Load)
Class 1 resources include energy derived from solar, wind, fuel cell, methane gas from landfills, ocean thermal, wave, tidal, run-of-river hydropower (<5MW, began operation after July 1, 2003), sustainable biomass (NOx emission <0.075 lbs/MMBtu of heat input)
Class 2 resources include other biomass (NOx emission <0.2 lbs/MMBtu of heat input, began operation before July 1,
1998), small run-of-river hydroelectric (<5MW, began operation before July 1, 2003) and municipal solid waste trash-to-
energy facilities.

Class 3 include customer-sited combined heat and power (with operating efficiency >50% of facilities installed after
January 1, 2006), waste heat recovery systems (installed on or after April 1, 2007), electricity savings from conservation and load management programs (began on or after January 1, 2006)
CT RPS Requirements